Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

21. Commitments and Contingencies

We have financial commitments and obligations that arise in the ordinary course of our business. These include debt (discussed in “Note 14. Debt”), lease obligations (discussed in “Note 12. Leases”), pension liabilities (discussed in “Note 18. Retirement Plans”) and capital commitments, purchase commitments and certain legal proceedings are discussed below.

Capital Commitments

Estimated costs for future purchases of Property, plant and equipment that we are obligated to purchase as of December 31, 2024, total approximately $916 million.

Purchase Commitments

In the table below, we set forth our enforceable and legally binding purchase obligations as of December 31, 2024. These obligations relate to various purchase agreements for items such as minimum amounts of energy, fiber, wood purchases, transport and software licensing over periods ranging from one year to six years. Some of the amounts are based on management’s estimates and assumptions about these obligations, including their duration, the possibility of renewal, anticipated actions by third parties, and other factors. Because these estimates and assumptions are necessarily subjective, our actual payments may vary from those reflected in the table. Total purchase commitments are as follows:

2025	$1,136
2026	400
2027	244
2028	173
2029	143
Thereafter	301
Total	$2,397

Brazil Tax Liability

Our subsidiary, WestRock, is challenging claims by the Brazil Federal Revenue Department that we underpaid taxes as a result of amortization of goodwill generated by the 2002 merger of two of its Brazilian subsidiaries. The matter has proceeded through the Brazil Administrative Council of Tax Appeals (“CARF”) principally in two proceedings, covering tax years 2003 to 2008 and 2009 to 2012.WestRock was assessed additional taxes, penalties, and interest in both CARF proceedings. In the proceeding for the tax years 2003 to 2008, WestRock was also assessed penalties and interest for fraud, but WestRock won the fraud claim in the proceeding for the tax years 2009 to 2012. WestRock subsequently filed two lawsuits in Brazilian federal courts seeking annulment of the adverse CARF decisions. In February 2025, the federal court adjudicating the WestRock challenge to CARF’s decision against WestRock for the 2003 and 2008 period issued a ruling in favor of WestRock nullifying the financial assessments in that case. The decision of the federal court is subject to appeal.

We assert that we have no liability in these matters. The total amount in dispute before CARF and in the annulment actions relating to the claimed tax deficiency was R$752 million ($122 million) as of December 31, 2024, including various penalties and interest. Resolution of the tax positions could have a material adverse effect on our cash flows and results of operations or materially benefit our results of operations in future periods depending upon their ultimate resolution.

PIUMPF-Related Litigation

Refer to “Note 18. Retirement Plans” for the resolution of the litigation filed by PIUMPF against the Company.

21. Commitments and Contingencies (Continued)

Asbestos-Related Litigation

We have been named as a defendant in asbestos-related personal injury litigation, primarily in relation to the historical operations of certain companies that have been acquired by the Company. To date, the costs resulting from the litigation, including settlement costs, have not been significant. We accrue for the estimated value of pending claims and litigation costs using historical claims information, as well as the estimated value of future claims based on our historical claims experience. As of December 31, 2024, there were approximately 660 such lawsuits. We believe that we have substantial insurance coverage, subject to applicable deductibles and policy limits, with respect to asbestos claims. We also believe we have valid defenses to these asbestos-related personal injury claims and intend to continue to contest these matters vigorously. Should the Company’s litigation profile change substantially, or if there are adverse developments in applicable law, it is possible that the Company could incur significantly more costs resolving these cases. We record asbestos-related insurance recoveries that are deemed probable. In assessing the probability of insurance recovery, we make judgments concerning insurance coverage that we believe are reasonable and consistent with our historical dealings and our knowledge of any pertinent solvency issues surrounding the insurers. The Company currently does not expect the resolution of pending asbestos litigation and proceedings to have a material adverse effect on the Company’s results of operations, financial condition or cash flows. As of December 31, 2024, the Company had recorded liabilities in respect of these matters of $73 million and estimated insurance recoveries of $47 million.

Italian Competition Authority Investigation

In August 2019, the Italian Competition Authority (the “AGCM”) notified approximately 30 companies, of which Smurfit Kappa Italia, a subsidiary of Smurfit Westrock, was one, that an investigation had found the companies to have engaged in anti-competitive practices, in relation to which the AGCM levied a fine of approximately $138 million on Smurfit Kappa Italia, which was paid in 2021.

In October 2019, Smurfit Kappa Italia appealed the AGCM’s decision to the First Administrative Court of Appeal (TAR Lazio), however Smurfit Kappa Italia was later notified that this appeal had been unsuccessful. In September 2021, Smurfit Kappa Italia filed a further appeal to the Council of State which published its ruling in February 2023. While some grounds of appeal were dismissed, the Council of State upheld Smurfit Kappa Italia’s arguments regarding the quantification of the fine. As a result, the AGCM was directed to recalculate Smurfit Kappa Italia’s fine. On March 7, 2024, the AGCM notified Smurfit Kappa Italia that its fine had been reduced by approximately $18 million. Smurfit Kappa Italia has appealed the amount of this reduction and a decision on that appeal is expected later in 2025.

Separate to these proceedings regarding the fine, in May 2023, Smurfit Kappa Italia filed an application with the Council of State for revocation of the February 2023 ruling to the extent that it failed to consider certain pleas that had been raised by Smurfit Kappa Italia on appeal. One such plea is to be (re-)assessed by the Council of State, which, if successful, could determine the partial annulment of the August 2019 AGCM decision, although this would not impact the size of the fine levied on Smurfit Kappa Italia. A decision is expected later in 2025.

After publication of the AGCM’s August 2019 decision, a number of purchasers of corrugated sheets and boxes initiated litigation proceedings against Smurfit Kappa companies, alleging that they were harmed by the alleged anti-competitive practices and seeking damages. These actions are still in early stages and Smurfit Westrock cannot predict its potential liability or their outcomes with certainty at this point in time. In addition, other parties have threatened litigation against Smurfit Westrock seeking damages (either specified or unspecified). It cannot be anticipated whether these threatened actions will become actual litigation proceedings, nor whether any amounts claimed will be the same as those that have been threatened.

21. Commitments and Contingencies (Continued)

International Arbitration Against Venezuela

Smurfit Kappa, which is now a subsidiary of Smurfit Westrock, announced in 2018 that due to the Government of Venezuela’s measures, Smurfit Kappa no longer exercised control over the business of Smurfit Kappa Carton de Venezuela. Smurfit Kappa’s Venezuelan operations were therefore deconsolidated in the third quarter of 2018. Later that year, Smurfit Kappa’s wholly owned subsidiary, Smurfit Holdings BV, filed an international arbitration claim against the Bolivarian Republic of Venezuela before the World Bank’s International Center for Settlement of Investment Disputes (“ICSID”) seeking compensation for Venezuela’s unlawful seizure of its Venezuelan business as well as for other arbitrary, inconsistent and disproportionate State measures that destroyed the value of its investments in Venezuela. Following the exchange of written submissions, an oral hearing was held in September 2022 in Paris.

On August 28, 2024, upon the completion of its deliberations, the arbitral tribunal issued an award granting Smurfit Holdings BV, then a wholly owned subsidiary of Smurfit Westrock, compensation in excess of $469 million, plus legal costs of $5 million, plus interest from May 31, 2024, until the date of payment (the “Award”). In September 2024 Smurfit Holdings BV initiated proceedings against the Bolivarian Republic of Venezuela to enforce the Award. In December 2024, the Bolivarian Republic of Venezuela applied to ICSID to annul the Award. An Annulment Committee will now be formed by ICSID to decide on this application.

Combination-Related Litigation

In May 2024, in connection with the Combination, two lawsuits were filed by purported shareholders of WestRock challenging the sufficiency of the disclosures that have been made in connection therewith in the definitive proxy statement that WestRock filed with the SEC on April 26, 2024: Robert Scott v. WestRock Company et al., No. 652627/2024 (N.Y.S.), filed on May 21, 2024, and Richard McDaniel v. WestRock Company et al., No. 652638/2024 (N.Y.S.), filed on May 22, 2024. Both complaints, which name WestRock and its directors as defendants, alleged state law claims for breach of fiduciary duty. The plaintiffs in the Scott and McDaniel cases filed notices of voluntary dismissal in their respective cases on January 15, 2025. Those notices were effective upon filing, and accordingly these lawsuits are no longer pending.

Other Litigation

We are a defendant in a number of other lawsuits and claims arising out of the conduct of our business. While the ultimate results of such suits or other proceedings against us cannot be predicted as of the date of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, we believe the resolution of these other matters will not have a material adverse effect on our results of operations, financial condition or cash flows.